DocuSign Envelope ID: 3A58E85C-FC70-417C-A92F-DB180FA3C723

Exhibit 10.113

This SECOND AMENDMENT TO PROMISSORY NOTE (“Amendment”) is entered into as of April 1, 2023, between Live Ventures Incorporated, a Nevada corporation (“Borrower”), and Isaac

Capital Group, LLC, a Delaware limited liability company (“Noteholder”).

RECITALS

A.
Whereas, Noteholder and Borrower are parties to an Unsecured Revolving Line of Credit Promissory Note dated April 9, 2020, as amended effective June 23, 2022 (the “Note”); and

B.
Whereas, the Note matures on April 8, 2023;

C.
Whereas, the outstanding principal bears interest at 10.0% per annum;

D.
Whereas, the credit amount is $6,000,000;

E.
Whereas, the Borrower and Noteholder desire to extend the maturity date of the Note to April 8, 2024;

F.
Whereas, Borrower and Noteholder desire to increase the interest from 10.0% to 12.0% per annum; and

G.
Whereas, Borrower and Noteholder desire to decrease the credit amount from

$6,000,000 to $1,000,000.

NOW, THEREFORE, in consideration of the parties’ mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

Maturity Date. The maturity date of the Note is extended to April 8, 2024.

Interest. Interest is increased from 10.0% to 12.0% per annum.

Decrease. The credit amount is decreased from $6,000,000 to $1,000,000.

Ratification. The Note shall, together with this Amendment and any related documents, instruments, and agreements hereafter, refer to the Note, as amended hereby.

Other Provisions. All other provisions of the Note that are not expressly amended in this Amendment shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Note, the provisions of this Amendment shall control.

Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

(Remainder of this page intentionally left blank; signatures begin on the next page.)

DocuSign Envelope ID: 3A58E85C-FC70-417C-A92F-DB180FA3C723

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed effective as of the date first written above.

Borrower:

Live Ventures Incorporated

By:

Name: David Verret

Title: Chief Financial Officer

Noteholder:

Isaac Capitol Group, LLC

By:

Name: Jon Isaac

Title: Managing Member

DocuSign Envelope ID: 3A58E85C-FC70-417C-A92F-DB180FA3C723